UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

Frederick County Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Commission file number: 000-50407

Maryland	20-0049496
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

9 North Market Street, Frederick, Maryland 21701

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (301) 620-1400

N/A

Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Securities Holders

(a)                                 On April 23, 2013, the annual meeting of shareholders of Frederick County Bancorp, Inc. (the “Company”) was held for the purpose of:

(i)                                     electing nine (9) directors to serve until the next annual meeting and until their successors are duly elected and qualified,

(ii)                                  ratifying the appointment of Stegman & Company as the Company’s independent registered public accounting firm,

(iii)                               voting on a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and

(iv)                              voting on a non-binding advisory resolution regarding the frequency of future advisory votes on executive compensation.

(b)                                 (i)                                     The name of each director elected at the meeting, and the votes cast for such persons, who constitute the entire Board of Directors in office following the meeting, are set forth below.

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Ellis R. Barber	822,799	3,368	177,139
Emil D. Bennett	823,299	2,868	177,139
John N. Burdette	822,549	3,618	177,139
Robert S. Carmack	823,299	2,868	177,139
J. Denham Crum	823,499	2,668	177,139
Martin S. Lapera	823,299	2,868	177,139
Kenneth G. McCombs	823,299	2,868	177,139
Farhad Memarsadeghi	811,849	14,318	177,139
Raymond Raedy	822,799	3,368	177,139

(ii)                                  The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm is as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
998,032	—	5,274	—

(iii)                               The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the non-binding advisory resolution regarding approving the compensation of the Company’s named executive officers is as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
788,877	24,072	13,218	177,139

(iv)                              The number of votes cast for either a one year, two year or 3 year frequency, and the number of abstentions and broker non-votes cast on the non-binding advisory resolution regarding the frequency of future advisory votes on executive compensation is as set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
610,661	85,174	92,428	37,904	177,139

(c)                                  There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.
(Registrant)

By:	/s/ William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President,
Chief Financial Officer and Chief Operating Officer
(Principal Accounting Officer)

Dated:  April 24, 2013